Exhibit 10.2

THIRD AMENDMENT TO SENIOR SECURED

TERM LOAN AGREEMENT

This Third Amendment to Senior Secured Term Loan Agreement (this “Amendment”), made as of September 30, 2008 among CALIFORNIA COASTAL COMMUNTIES, INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), the other financial institutions which are or may become lender parties to the Credit Agreement (each individually a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the parties entered into that certain $125,000,000 Senior Secured Term Loan Agreement dated as of September 15, 2006, as amended by First Amendment to Senior Secured Term Loan Agreement dated as of October 30, 2007, and by letter amendment dated as of June 11, 2008 (as amended the “Loan Agreement”); and

WHEREAS, Borrower has requested that certain terms of the Loan Agreement be modified and amended as hereinafter set forth; and

WHEREAS, the Lenders and the Agent have agreed to such amendments as set forth herein and subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

1.             Amendment to Section 1 of Credit Agreement. Section 1.1 of the Loan Agreement, Definitions, is hereby amended as follows:

a.             A new definition, “Availability”, is hereby inserted in proper alphabetical order as follows:

“Availability.  The excess, if any, of the Borrowing Base (as defined in the Senior Project Revolver Loan Documents) over the Outstanding (as defined in the Senior Project Revolver Loan Documents).”

b.             A new definition, “Cumulative Closed Plus Backlog”, is hereby inserted in proper alphabetical order as follows:

“Cumulative Closed Plus Backlog.  The sum of (x) the cumulative number of Homes sold and closed at the Brightwater Project plus (y) fifty percent (50%) of the number of Homes at the Brightwater Project subject to a Housing Purchase Contract but not closed at any time of measurement, with any fractional number being rounded up to the next whole number.”

c.             A new definition, “Excess Liquidity”, is hereby inserted in proper alphabetical order as follows:

“Excess Liquidity.  At any time the amount by which the sum of the Borrower’s cash, excluding restricted cash, plus Availability exceeds $20,000,000.”

d.             A new definition, “HHI”, is hereby inserted in proper alphabetical order as follows:

“HHI.  Hearthside Homes, Inc., a California corporation.”

e.             A new definition, “Hellman”, is hereby inserted in proper alphabetical order as follows:

“Hellman.  HHI Hellman, LLC, a California limited liability company.”

f.              A new definition, “Hellman Project Debt”, is hereby inserted in proper alphabetical order as follows:

“Hellman Project Debt.  The Indebtedness of Hellman that is non-recourse with respect to the Borrower, including but not limited to, that certain Building Loan Agreement dated as of December 19, 2006 between Hellman and Indymac Bank, F.S.B., as modified or amended, and any refinancing of such Indebtedness so long as it is non-recourse with respect to the Borrower.”

g.             A new definition, “Lancaster”, is hereby inserted in proper alphabetical order as follows:

“Lancaster.  HHI Lancaster I, LLC, a California limited liability company.”

h.             A new definition, “Lancaster Project Debt,” is hereby inserted in proper alphabetical order as follows:

“Lancaster Project Debt.  The Indebtedness of Lancaster that is non-recourse with respect to the Borrower, including but not limited to, that certain Building Loan Agreement dated as of November 23, 2005 between Lancaster and Indymac Bank, F.S.B., as modified or amended, and any refinancing of such Indebtedness so long as it is non-recourse to the Borrower.”

i.              A new definition, “Net Sale Proceeds”, is hereby inserted in proper alphabetical order as follows:

“Net Sale Proceeds.  With respect to the sale of any Unit, the gross sales price payable by the purchaser thereof (net of any rebates or discounts), less all customary and reasonable costs of sale that are charged to sellers of property in the given jurisdiction, including, without limitation, title insurance charges, escrow fees, legal fees, real estate taxes, transfer taxes and real estate brokers’ commissions.”

j.              The definition of Applicable Margin is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“Applicable Margin.  For a LIBOR Rate Loan or a Prime Rate Loan for each Fiscal Quarter, the margin corresponding to the Project Indebtedness to Project Value Ratio for the prior Fiscal Quarter as determined by reference to the following table:

Project Indebtedness To Project Value Ratio	LIBOR Applicable Margin	Prime Applicable Margin
< 50%	3.50%	2.00%
> 50 to < 65%	4.00%	2.50%
> 65 to < 70%	4.50%	3.00%

k.             The definition of Asset Value is hereby amended by deleting the existing language thereof in its entirety and substituting in lieu thereof the following:

“Asset Value.  The most recent Appraised Value for the Projects plus (x) Hard Costs incurred subsequent to the most recent Appraisal allocated to the Projects minus (y) an amount equal to seventy-two percent (72%) of the listed base price of any Spec Homes in the Brightwater Project the construction of which commenced more than eighteen (18) months prior to the most recent Borrowing Base Report submitted pursuant to the Senior Project Revolver Loan Documents (except that in the case of any Spec Home existing as of the date of the Third Amendment to this Agreement, such aging period shall be twelve (12) months from the date of such Third Amendment), and minus (z) an amount equal to seventy-two percent (72%) of the gross proceeds from the closing of any Unit, except that if such Unit was a Spec Home subject to a deduction under clause (y), the amount deducted under clause (y) shall first be added back to the Borrowing Base Value before deduction under this clause (z); provided however, if such gross sales proceeds are less than ninety percent (90%) of the projected gross sales proceeds as set forth in the Project Budget for such Unit, Agent may reset the percentages set forth above for purposes of determining the Asset Value in its commercially reasonable discretion; and provided further that for any Qualified Project the ratio may be set at such percentage as Agent may elect in its commercially reasonable discretion.”

l.              The definition of Consolidated Tangible Net Worth is hereby amended by adding a provision at the end thereof as follows:

“; provided, however, that in calculating Consolidated Tangible Net Worth and the components thereof impairments realized by Borrower from and after the

Third Amendment to this Agreement with respect to the Hellman and Lancaster development projects and with respect to deferred tax assets will not be taken into account.”

m.            The definition of Majority Lenders is hereby deleted and the term Required Lenders is substituted therefor throughout the Loan Agreement and is defined as follows:

“Required Lenders.  As of any date, the Lender or Lenders whose aggregate principal amount of the outstanding Loans is greater than sixty-six and two-thirds percent (66 2/3%) of the total outstanding Loans; provided that in the event that one Lender has an aggregate principal amount of the outstanding Loans equal to or greater than such percentage (the “Sole Required Lender”) then this definition of Required Lender shall include the Sole Required Lender and a minimum of one other Lender.

2.             Amendment to Section 4 of the Loan Agreement.  Section 4.2 of the Loan Agreement, Mandatory Prepayments, is amended as follows:

a.             Section 4.2(a) of the Loan Agreement, Required Amortization, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“Borrower shall pay principal installments to the Agent for the benefit of the Lenders in an amount sufficient to cause the outstanding principal balance of the Loans to be at or below the following levels by the following dates:

Date	Maximum Principal Balance
December 31, 2008	$115,000,000
June 30, 2009	$110,000,000
September 30, 2009	$105,000,000
December 31, 2009	$90,000,000
March 31, 2010	$75,000,000
June 30, 2010	$65,000,000
September 30, 2010	$50,000,000
December 31, 2010	$37,500,000
March 31, 2011	$25,000,000
June 30, 2011	$12,500,000”

b.             A new Section 4.2(c) is hereby added to Section 4.2 as follows:

“(c)         Mandatory Payments from Unit Sales.  The Loans shall be subject to mandatory prepayment to the extent of sixty (60) percent of the Release Price as provided in Section 5.4(d).”

c.             A new Section 4.2(d) is hereby added to Section 4.2 as follows:

“(d)         Mandatory Payments from Excess Liquidity.  The Loans shall be subject to mandatory prepayment to the extent of sixty (60) percent of the amount of any Excess Liquidity.”

3.             Amendment to Section 5 of the Loan Agreement.  Section 5.4(d) of the Loan Agreement, Minimum Release Price, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“(d)         Minimum Release Prices.  At such time that Borrower delivers a Unit, Borrower shall pay the following amount to the Agent under the Senior Project Revolver at the time of such sale, transfer or conveyance equal to (the Release Price)”:

(i)            $600,000.00 per Unit until such time as seventy (70) Units are delivered; and

(ii)           $1,000,000.00 per Unit thereafter.

The Net Sale Proceeds shall be delivered to the Agent of the Senior Project Revolver.  A portion of Net Sale Proceeds equal to the Release Price shall be divided as follows:  (i) sixty (60) percent to the Loans and (ii) forty (40) percent to the Senior Project Revolver.  The Agent under the Senior Project Revolver shall immediately deliver the portion of the Release Price applicable to the Loans to the Agent for application to the Obligations.  During the pendency of a Monetary Event of Default or an Uncured Non-Monetary Event of Default, the Net Sale Proceeds shall be retained by the Agent under the Senior Project Revolver and applied in accordance with the agreements governing the Senior Project Revolver.  During this period the Lenders shall have no right to any of the Net Sale Proceeds.

4.             Amendment to Section 7 of the Loan Agreement.  Section 7.6(d) of the Loan Agreement is hereby amended by deleting “month” in the first line thereof and inserting in lieu thereof “Fiscal Quarter”.

5.             Amendments to Section 8 of the Loan Agreement.  Section 8 of the Loan Agreement, Certain Negative Covenants of the Borrower and Guarantors, is amended as follows:

a.             Section 8.4 of the Loan Agreement, Distributions, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“8.4 Distributions

a.             Borrower Distributions.  The Borrower shall not make or pay any Distributions.

b.             Signal Landmark Distributions.  Signal Landmark shall not make or pay any Distributions except for Distributions to the Borrower for the payment of required payments hereunder and with respect to the Senior Project Revolver and to pay the tax obligations of Signal Landmark.”

b.             Section 8.13 of the Loan Agreement, Spec Homes per Project, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“8.13 Spec Homes.  There shall be no more than seventeen (17) Spec Homes in the Brightwater Project at any one time; provided that such limit may be increased by up to eight (8) additional Spec Homes that were previously subject to a Housing Purchase Contract; and provided further that for purposes of this Section 8.13 Spec Homes shall not include Homes meeting the classification for inclusion as Model Homes herein.  In the Brightwater Project, at no time shall the sum of Spec Homes plus Homes subject to a Housing Purchase Contract but not closed exceed sixty (60).  In the Brightwater Project at no time shall there exist more than forty (40) Housing Purchase Contracts that contain a contingency for the sale of a purchaser’s existing home.”

c.             A new Section 8.15, Cumulative Sales, is hereby added as follows:

“8.15 Cumulative Sales.  Cumulative Closed Plus Backlog shall not be less than the following as of the following dates:

Date	Cumulative Closed Plus Backlog
December 31, 2008	32
March 31, 2009	40
June 30, 2009	50
September 30, 2009	64
December 31, 2009	80
March 31, 2010	96”

d.             A new Section 8.16, Restrictions on Cash, is hereby added as follows:

“8.16 Restrictions on Cash.  The Borrower shall not permit its cash, excluding its restricted cash, to exceed $10,000,000 at any time.”

6.             Amendment to Section 9 of the Loan Agreement.  Section 9 of the Loan Agreement, Financial Covenants, is amended as follows:

a.             Section 9.1 of the Loan Agreement, Leverage Ratio, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“9.1 Leverage Ratio.  The Borrower shall not, at the end of any Fiscal Quarter, permit the Leverage Ratio to exceed the following amounts:  2.75 to 1.00 prior to March 31, 2009, and 2.50 to 1.00 on or after March 31, 2009.

b.             Section 9.3 of the Loan Agreement, Project Indebtedness to Project Value Ratio, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“9.3 Project Indebtedness to Project Value Ratio.  The Borrower shall maintain a Project Indebtedness to Value Ratio of (i) equal to or less than 70% at all times prior to December 31, 2009, (ii) equal to or less than 65% on and after December 31, 2009, but prior to March 31, 2010, (iii) equal to or less than 60% on and after March 31, 2010, but prior to September 30, 2010, and (iv) equal to or less than 45% on and after September 30, 2010.”

c.             Section 9.4 of the Loan Agreement, Minimum EBITDA/Interest Incurred, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“9.4 Minimum EBITDA/Interest Incurred.  Borrower shall maintain on a rolling four quarter basis, commencing as of the dates set forth below, a minimum ratio of EBITDA to Interest Incurred of equal to or greater than the following:

Commencing as of	Minimum Ratio
September 30, 2008	.25 to 1.0
March 31, 2009	1.0 to 1.0
June 30, 2009	1.25 to 1.0
September 30, 2009	1.50 to 1.0
December 31, 2009	2.0 to 1.0

d.             A new Section 9.5, Minimum Liquidity, is hereby added as follows:

“9.5 Minimum Liquidity.  The Borrower shall at all times cause the sum of its cash plus Availability to equal or exceed $4,000,000.”

7.             Amendments to Section 26 of the Loan Agreement.  Section 26 of the Loan Agreement, Consents, Amendments, Waivers, Etc., is amended in the fourth sentence thereof by:

(i)            changing the clause “a change in the rate of interest on or term of the Notes” to the following:  “a decrease in the rate of interest on, or other change in the term of, the Notes.”

8.             New Exhibit “H”.  The existing Exhibit “H”, Project Budget for the Brightwater Project, is deleted and the Exhibit “H” attached to this Amendment is substituted therefor.

9.             Exclusion of Hellman, Hellman Project Debt, Lancaster, Lancaster Project Debt and HHI for Certain Purposes.  The parties acknowledge and agree that Hellman, Lancaster and HHI are Guarantors, but the parties have agreed that certain provisions of the Loan Agreement otherwise applicable to all Guarantors shall not be applicable with respect to Hellman and/or the Hellman Project Debt, Lancaster and/or the Lancaster Project Debt, or HHI to the extent HHI guarantees the Hellman Project Debt or the Lancaster Project Debt so that certain events with respect to Hellman and a default on the Hellman Project Debt, Lancaster and a default on the Lancaster Project Debt, or HHI with respect to its guarantee of the Hellman Project Debt or the Lancaster Project Debt, by themselves, will not result in a Default or Event of Default.  Accordingly, the parties agree that the Loan Agreement is amended and modified as follows:

(i)            The first sentence of Section 7.12 of the Loan Agreement shall not apply to Hellman with respect to the Hellman Project Debt, to Lancaster with respect to the Lancaster Project Debt or to HHI with respect to its guarantee of the Hellman Project Debt or the Lancaster Project Debt;

(ii)           Clause (ii) of the second sentence of Section 7.12 of the Loan Agreement shall not apply to Hellman or to Lancaster or to HHI with respect to its guarantee of the Hellman Project Debt or the Lancaster Project Debt;

(iii)          Section 11.1(f) of the Loan Agreement shall not apply with respect to the Hellman Project Debt or the Lancaster Project Debt, including, without limitation, any guarantee thereof by HHI; and

(iv)          Sections 11.1(g), 11.1(h), 11.1(i), 11.1(j), 11.1(l) and 11.l(m) of the Loan Agreement shall not apply with respect to Hellman or to Lancaster.

10.           No other Amendments.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Loan Agreement or any of the other Loan Documents.  Except for the amendments and waiver expressly set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with Agent or Lenders at variance with the Loan Agreement such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

11.           Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:

a.             Counterparts of this Amendment duly executed by Borrower, the Guarantors and the appropriate Lenders; and

b.             Payment of all reasonable and documented expenses incurred by Agent in connection with the execution and delivery of this Amendment, together with fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters through the date of this Amendment.

12.           Representations and Warranties.  Each of Borrower and the Guarantors represents and warrants as follows:

a.             The execution, delivery and performance by Borrower and each such Guarantor of this Amendment and the Loan Documents, as amended hereby, are within each such party’s legal powers, have been duly authorized by all necessary member action and do not contravene (i) Borrower’s or any such Guarantor’s organizational documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;

b.             Except for approvals which have been obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by Borrower or any Guarantor of this Amendment or any of the Loan Documents, as amended hereby, to which such Person is or will be a party;

c.             This Amendment and each of the other Loan Documents, as amended hereby, to which Borrower and each Guarantor is a party, respectively, constitute legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally; and

d.             As of the effective date of this Amendment, no Default or Event of Default is existing.

13.           Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

14.           Costs, Expenses and Taxes.  Borrower agrees to pay on demand all reasonable out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of

Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.

15.           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

16.           Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes.

17.           Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument the date first set forth above.

BORROWER:

CALIFORNIA COASTAL COMMUNITIES, INC., a
Delaware corporation

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

GUARANTORS:

SIGNAL LANDMARK HOLDINGS INC., a Delaware corporation

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

SIGNAL LANDMARK,
a California corporation

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

HEARTHSIDE HOLDINGS, INC., a Delaware
corporation

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

HEARTHSIDE HOMES, INC., a California
corporation

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

HHI CHANDLER, LLC, a California limited
liability company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

HHI CHINO II, LLC, a California limited liability
company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

HHI CROSBY, LLC, a California limited liability
company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

HHI HELLMAN, LLC, a California limited liability
company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

HHI LANCASTER I, LLC, a California limited liability
company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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HHI SENECA, LLC, a California limited liability
company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as the Agent

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

WACHOVIA BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

GUARANTY BANK, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

COMERICA BANK, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

FRANKLIN BANK, SSB, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

LASALLE BANK, N.A., a national banking association, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

PREFERRED BANK, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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VAN KAMPEN SENIOR INCOME TRUST, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

VAN KAMPEN SENIOR LOAN FUND, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

MORGAN STANLEY PRIME INCOME TRUST, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Term Loan Agreement

GRAND BANK, as a Lender

By:
Name:
Its:

[SEAL]

[END OF SIGNATURES]

Signature page for Third Amendment to Senior Secured Term Loan Agreement